UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

WORLD SURVEILLANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32509	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (321) 452-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES
ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 28, 2013, World Surveillance Group Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) by and among the Company, Lighter Than Air Systems Corp. (“LTAS”), Felicia Hess (the “Shareholder”) and Kevin Hess (“KHess”) pursuant to which the Company acquired 100% of the outstanding shares of capital stock of LTAS, such that LTAS is now a wholly-owned subsidiary of the Company.

On December 31, 2013, the Company entered into a First Amendment to Agreement (the “Amendment”) by and among the Company, LTAS, the Shareholder and KHess that amends the Agreement.

Pursuant to the Amendment, the Shareholder returned the 25,000,000 shares of common stock, par value $0.00001 per share, of the Company (“Common Stock”) issued pursuant to the Agreement, all cash purchase price and earn out provisions were deleted, and the Shareholder was issued 45,000,000 shares of Common Stock as full payment for 100% of the outstanding shares of capital stock of LTAS in a tax free reorganization deal.

The Common Stock of the Company issued pursuant to the Amendment was issued as restricted securities under an exemption provided by Section 4(2) of the Securities Act of 1933, as amended.  The Shareholder continues to have certain piggyback registration rights.

Separately, the Company entered into an Agreement (the “Bonus Agreement”) with LTAS, the Shareholder and KHess providing for a $210,000 performance based bonus to Felicia Hess, the President of LTAS, if certain milestones are achieved.

A copy of the Amendment and the Bonus Agreement are filed herewith as Exhibit 10.1and 10.2, respectively.

The foregoing information is a summary of each of the documents and agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those documents and agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those documents and agreements for a complete understanding of the terms and conditions associated with this transaction.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number	Description

10.1	First Amendment to Agreement by and among World Surveillance Group Inc., Lighter Than Air Systems Corp., Felicia Hess and Kevin Hess dated December 31, 2013.
10.2	Agreement by and among World Surveillance Group Inc., Lighter Than Air Systems Corp., Felicia Hess and Kevin Hess dated December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Surveillance Group Inc.
(Registrant)

Date: January 7, 2014	/s/ Glenn D. Estrella
By: Glenn D. Estrella
Title: President and Chief Executive Officer